Exhibit 10.9

DISBURSEMENT AUTHORIZATION

TO: MONROE STREET CAPITAL PARTNERS, LP (the "Investor")

FROM: HYORC CORPORATION (the "Company")

DATE: May 9, 2026

RE: Disbursement of Funds

In connection with the issuance of that certain 8% promissory note in the aggregate principal amount of $67,500.00 (the "Note"), pursuant to that certain securities purchase agreement dated as of May 9, 2026 (the "Agreement") by and between the Investor and the Company, the Investor is hereby directed to disburse the purchase price of $62,500.00 as follows:

1. $59,000.00 to the Company in accordance with the wire transfer instructions attached as Schedule A hereto; and

2. $3,500.00 withheld for Investor's legal fees pursuant to the Agreement.

[Signature page to follow]

HYORC CORPORATION

Signed by:

By: K. Reginald Fubara

1B5781BB5EA14CA...

Name: K. Reginald Fubara
Title: Chief Executive Officer

[Signature Page to Disbursement Authorization]

Schedule A

Account Name:	HyOrc Corporation
Beneficiary Address:	3050 Post Oak Blvd, Houston, TX 77056-3020
ABA Routing Number:	101019644
Account Number:	216132819007
Bank Name:	Lead Bank
Bank Address:	1801 Main Street, Kansas City, MO, 64108, United States
SWIFT / BIC:	REVOUS31